                               OFFICE LEASE AGREEMENT

                                      between




                             RIGGS DISTLER & CO., INC.


                                     (Landlord)



                                        and




                                  IMTEK CO., INC.



                                      (Tenant)




                                     (Building)

                               2111 VAN DEMAN STREET

                             BALTIMORE, MARYLAND 21224

                                     (Address)

                                       INDEX


ARTICLE 1 - TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 1.01 LENGTH. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
SECTION 1.02 CONFIRMATION. . . . . . . . . . . . . . . . . . . . . . . . . .  1
SECTION 1.03 SURRENDER . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
SECTION 1.04 HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II - RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

SECTION 2.01 BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
SECTION 2.02 REAL ESTATE TAXES . . . . . . . . . . . . . . . . . . . . . . .  2
SECTION 2.03 OPERATING EXPENSES. . . . . . . . . . . . . . . . . . . . . . .  2
SECTION 2.04 WHEN DUE AND PAYABLE. . . . . . . . . . . . . . . . . . . . . .  3
SECTION 2.05 PRORATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
SECTION 2.06 LATE PENALTIES. . . . . . . . . . . . . . . . . . . . . . . . .  4
SECTION 2.07 SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . .  4

ARTICLE III - USE OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . . .4

SECTION 3.01 USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
SECTION 3.02 LAWS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
SECTION 3.03 COMMON AREAS. . . . . . . . . . . . . . . . . . . . . . . . . .  4
SECTION 3.04 RELOCATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  4

ARTICLE IV - INSURANCE AND INDEMNIFICATION . . . . . . . . . . . . . . . . .  5

SECTION 4.01 TENANT'S INSURANCE. . . . . . . . . . . . . . . . . . . . . . .  5
SECTION 4.02 LANDLORD'S INSURANCE. . . . . . . . . . . . . . . . . . . . . .  5
SECTION 4.03 WAIVER OF SUBROGATION . . . . . . . . . . . . . . . . . . . . .  5
SECTION 4.04 INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE V - IMPROVEMENTS TO PREMISES . . . . . . . . . . . . . . . . . . . .  6

SECTION 5.01 INITIAL IMPROVEMENTS. . . . . . . . . . . . . . . . . . . . . .  6
SECTION 5.02 ACCEPTANCE. . . . . . . . . . . . . . . . . . . . . . . . . . .  7
SECTION 5.03 TENANT'S ALTERATIONS. . . . . . . . . . . . . . . . . . . . . .  7
SECTION 5.04 MECHANICS' LIENS. . . . . . . . . . . . . . . . . . . . . . . .  8
SECTION 5.05 FIXTURES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

ARTICLE VI - MAINTENANCE AND SERVICES. . . . . . . . . . . . . . . . . . . .  8

SECTION 6.01 ORDINARY SERVICES . . . . . . . . . . . . . . . . . . . . . . .  8
SECTION 6.02 EXTRAORDINARY SERVICES. . . . . . . . . . . . . . . . . . . . .  8
SECTION 6.03 EXCESSIVE USE . . . . . . . . . . . . . . . . . . . . . . . . .  8
SECTION 6.04 MAINTENANCE BY TENANT . . . . . . . . . . . . . . . . . . . . .  9
SECTION 6.05 MAINTENANCE BY LANDLORD . . . . . . . . . . . . . . . . . . . .  9
SECTION 6.06 INTERRUPTION. . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE VII - RIGHT OF ENTRY . . . . . . . . . . . . . . . . . . . . . . . .  9

SECTION 7.01 RIGHT OF ENTRY. . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE VIII - CASUALTIES. . . . . . . . . . . . . . . . . . . . . . . . . .  9

SECTION 8.01 GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
SECTION 8.02 SUBSTANTIAL DESTRUCTION . . . . . . . . . . . . . . . . . . . .  9
SECTION 8.03 TENANT'S NEGLIGENCE . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE IX - CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . 10

SECTION 9.01 RIGHT TO AWARD. . . . . . . . . . . . . . . . . . . . . . . . . 10
SECTION 9.02 EFFECT OF CONDEMNATION. . . . . . . . . . . . . . . . . . . . . 10
SECTION 9.03 INTERRUPTION. . . . . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE X - ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . . . . . . . . 10

SECTION 10.01 CONSENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
SECTION 10.02 NO RELEASE . . . . . . . . . . . . . . . . . . . . . . . . . . 11
SECTION 10.03 EXCESS RENTS . . . . . . . . . . . . . . . . . . . . . . . . . 11
SECTION 10.04 LANDLORD'S TRANSFERS . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE XI - RULES AND REGULATIONS . . . . . . . . . . . . . . . . . . . . . 11

SECTION 11.01 LANDLORD'S RULES . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE XII - MORTGAGE LENDERS . . . . . . . . . . . . . . . . . . . . . . . 11


                                          i

SECTION 12.01 SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . . . 11
SECTION 12.02 WRITTEN AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . 11
SECTION 12.03 ESTOPPEL CERTIFICATE . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE XIII - ENVIRONMENTAL COVENANTS . . . . . . . . . . . . . . . . . . . 12

SECTION 13.01 PROHIBITIONS . . . . . . . . . . . . . . . . . . . . . . . . . 12
SECTION 13.02 INSPECTION . . . . . . . . . . . . . . . . . . . . . . . . . . 12
SECTION 13.03 INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE XIV - DEFAULT AND REMEDIES . . . . . . . . . . . . . . . . . . . . . 12

SECTION 14.01 DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
SECTION 14.02 GRACE PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . 13
SECTION 14.03 REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
SECTION 14.04 DAMAGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
SECTION 14.05 LANDLORD'S LIEN. . . . . . . . . . . . . . . . . . . . . . . . 14
SECTION 14.06 WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . 15

ARTICLE XV - QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 15.01 COVENANT . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

ARTICLE XVI - NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 16.01 NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

ARTICLE XVII - GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 17.01 ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 17.02 AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 17.03 APPLICABLE LAW . . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 17.04 WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 17.05 TIME OF ESSENCE. . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 17.06 HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 17.07 SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . 16
SECTION 17.08 SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . 16
SECTION 17.09 COMMISSIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 16
SECTION 17.10 RECORDATION. . . . . . . . . . . . . . . . . . . . . . . . . . 16
SECTION 17.11 PERPETUITIES . . . . . . . . . . . . . . . . . . . . . . . . . 16
SECTION 17.12 LIABILITY LIMITATION . . . . . . . . . . . . . . . . . . . . . 16
SECTION 17.13 REPRESENTATIONS AND WARRANTIES OF TENANT . . . . . . . . . . . 16
SECTION 17.14 EXHIBITS . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

EXHIBIT A  FLOOR PLAN OF PREMISES
EXHIBIT B  SPACE PLAN OF THE PREMISES
EXHIBIT C  RULES & REGULATIONS

                               OFFICE LEASE AGREEMENT

     THIS OFFICE LEASE AGREEMENT ("Lease") is made this ___ day of ____________, 19__, by and between Riggs Distler & Co., Inc. (the "Landlord") and ____________, as formed and existing under the laws of the State of Maryland and Imtek Co., Inc. (the "Tenant").

     WITNESSETH, that for good and valuable consideration, the Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, certain space containing an agreed-upon amount of 8,300 rentable square feet of floor area (the "Premises") on the floor of an office building known as 2111 Van Deman Street (the "Building"), as more particularly shown on the floor plan attached hereto as Exhibit A, which Building together with other real property and improvements is located at ____________ in ____________, (collectively the "Property"), all upon the following terms and conditions:

                                  ARTICLE I - TERM

     SECTION 1.01  LENGTH.

     This Lease shall be for eighteen (18) months (the "Term") which begins on that date (the "Commencement Date") which is the earlier of (i)
November 15, 1997 (the "Target Date"), (ii) the first date on which the initial improvements to the Premises described are substantially complete (i.e., sufficient for the Tenant to occupy such Premises and undertake business therein), or (iii) the date on which Tenant actually moves into occupancy of the Premises and conducts business therein. The Term shall be for one year and six months and shall expire at midnight on the last day of the calendar month in which the term shall end May 15, 1999 (the "Expiration Date"). In the event that the Tenant enters into occupancy of the Premises prior to the Commencement Date for the purpose of constructing improvements or installing fixtures therein (and without conducting business therein), then all terms of this Lease except that regarding the payment of rent and other charges shall apply to such occupancy.

     SECTION 1.02  CONFIRMATION.

     Landlord shall, within 30 days after the commencement of the Term, confirm to Tenant in writing the actual dates of the Commencement Date and the Expiration Date.

     SECTION 1.03  SURRENDER.

     The Tenant shall at the expiration of the Term or any earlier termination of this Lease (a) promptly surrender to the Landlord possession of the Premises, including any fixtures or other improvements which under the provisions of this Lease are property of the Landlord, all in good order and repair (ordinary wear and tear excepted) and broom clean, (b) remove therefrom the Tenant's signs, goods and effects and any machinery, trade fixtures and equipment used in conducting the Tenant's trade or business and not owned by the Landlord, and (c) repair any damage to the Premises or the Building caused by such removal.

     SECTION 1.04  HOLDING OVER.

     If the Tenant continues to occupy the Premises beyond the Expiration Date or any earlier termination of this Lease, such occupancy shall be subject to all of the same terms and conditions as are contained in this Lease, except that the rental payable during the period of such occupancy shall be equal to two times the amount of all Rent which was last in effect during the Term. Nothing in the foregoing shall be deemed in any way to limit or impair the Landlord's right to immediately evict the Tenant or exercise its other rights and remedies under the provisions of this Lease or applicable law, including collection of consequential damages, on account of the Tenant's occupancy of the Premises without having obtained Landlord's prior consent.

                                 ARTICLE II - RENT

     SECTION 2.01  BASE RENT.

     Tenant shall pay a minimum annual rental in each one-year period during the Term hereof which shall be referred to hereinafter as "Base Rent." Base Rent shall be calculated and increased for each such year as follows:

          (1) Base Rent for the first one-year period in the Lease Term shall be the sum of $99,600.00 payable in equal monthly installments of $8,300.00 each.

          (2) Base Rent for the second sixth (6) month period in the Lease Term shall be the sum of $51,294.00, payable in equal monthly installments of $8,549.00 each.

     SECTION 2.02  REAL ESTATE TAXES.

     SECTION 2.04   WHEN DUE AND PAYABLE.

     (A) All rental obligations set forth in the foregoing provisions and elsewhere in this Lease, except for Base Rent, shall be referred to hereinafter as "Additional Rent." All Base Rent and Additional Rent are sometimes hereinafter together referred to as "Rent."

     (B) The Base Rent for each year (or part thereof) during the Term shall be due and payable in 12 consecutive, equal monthly installments, in advance, on the first day of each calendar month during the Term, provided that the installment of Rent for the first full calendar month of the Term shall be due upon execution of this Lease. All payments shall be sent to the notice address shown in this Lease, or to such other address as Landlord may designate in writing.

     (C) Tenant shall pay all Additional Rent within 30 days after being billed therefor by Landlord. However, Landlord may, at its discretion, (a) make from time to time during the Term a reasonable estimate of the Additional Rent which may become due for any year, (b) require the Tenant to pay to the Landlord such Additional Rent in equal installments at the time and in the manner that the Tenant is required hereunder to pay monthly installments of Base Rent, and (c) at the Landlord's reasonable discretion, increase or decrease from time to time during such year the amount initially estimated for such year, all by giving the Tenant written notice thereof. In such event, the Landlord shall cause the actual amount of such Additional Rent to be calculated, and the Tenant or the Landlord shall within 30 days pay to the other the amount of any deficiency or overpayment, whichever the case may be.

     (D) Landlord shall have the right to apply any payment of Rent by Tenant to any amounts outstanding, in any order, in Landlord's sole discretion. Acceptance by Landlord of any partial payment of Rent shall not be deemed a waiver or satisfaction of the Tenant's obligation to pay all remaining amounts of Rent hereunder, which amounts shall remain due in their entirety according to the terms of this Lease.

     SECTION 2.05   PRORATION.

     All items of Rent shall be prorated, based on actual days elapsed, for any month during the Term which is not a full calendar month or in which two different rental rates are applicable. Appropriate prorations shall also be made in determining the Tenant's proportionate share of increases in Real Estate Taxes to the extent the tax/fiscal year is not a calendar year. In addition, at Landlord's election, the Tenant's proportionate share of increases in Real Estate Taxes and in Operating Expenses may be calculated on a per square foot basis; in this case, the Tenant's proportionate share shall be equal to (a) the difference between (1) the total Real Estate Taxes or Operating Expenses (as the case may be) for the year in question divided by the square footage of the Building and (2) the Base Real Estate Taxes or Base Operating Expenses (as the case may be) divided by the square footage of the Building, (b) multiplied by the number of rentable square feet in the Premises. If only part of any calendar year falls within the Term, the amount computed as Additional Rent for such calendar year under the foregoing provisions of this section shall be appropriately prorated, but the expiration of the Term before the end of a calendar year shall not limit the Tenant's obligation hereunder to pay the prorated portion of Additional Rent applicable to that portion of such calendar year falling within the Term.

     SECTION 2.06   LATE PENALTIES.

     Each such payment of Rent shall be made promptly when due, without any demand, deduction or setoff whatsoever, at the place directed by Landlord. Any payment of Rent not made when due shall, at Landlord's sole option, bear interest at the rate of 18% per annum from the due date until paid. Additionally, any payment of Rent not paid within 10 days of when due shall be considered delinquent and subject to a late payment charge, for each occurrence of delinquency, of 5% of the amount overdue and payable. This late payment charge shall be in addition to the interest provided for above and shall be due and payable with the next succeeding Rent payment. The obligation to pay Rent shall survive termination of this Lease.

     SECTION 2.07   SECURITY DEPOSIT.

     Upon signing this Lease, Tenant shall deposit with the Landlord the sum of $8,300.00, which shall be retained by the Landlord as security for the Tenant's payment of Rent and performance of all of its other obligations under the provisions of this Lease. On the occurrence of an Event of Default (as defined herein), the Landlord shall be entitled, at its sole discretion, to (i) apply any or all of such sum in payment of any Rent then due and unpaid, any expense incurred by the Landlord in curing any such default, and/or any damages incurred by the Landlord by reason of such default (including but not limited to attorneys' fees), in which event Tenant shall immediately restore the amount so applied, and/or (ii) to retain any or all of such sum in liquidation of any or all damages suffered by the Landlord by reason of such default. However, the foregoing shall not serve in any event to limit the rights, remedies and damages accruing to Landlord under Article XIV or any other provision of this Lease on account of default by Tenant. The security deposit shall not be applied to the last month's installment of Rent; rather, upon the termination of this Lease, any of such security deposit then remaining shall be returned to the Tenant. Such security deposit shall not bear interest while being held by the Landlord hereunder.

                           ARTICLE III - USE OF PREMISES

     SECTION 3.01   USE.

     The Tenant shall use the Premises as a business office and for no other purposes.

     SECTION 3.02   LAWS.

     Tenant shall comply with any and all federal, state and local laws, ordinances and regulations, including but not limited to the Americans With Disabilities Act, applicable to the Premises, to the Tenant's use of the Premises or to any common areas of the Property, and Tenant shall make any changes or improvements to the Premises required thereby, subject to Section
5.03 hereof.

     SECTION 3.03   COMMON AREAS.

     The Landlord hereby grants to the Tenant a non-exclusive license to use
(a) all elevators, stairways, lobbies, hallways and other common areas of the Building, and (b) all portions of the grounds on which the Building is located which are manifestly designed and intended for common use by the occupants of the Building, all for pedestrian ingress and egress to and from the Premises. Such license shall be exercised in common with the Landlord and other tenants and their respective employees and invitees and in accordance with the Rules and Regulations promulgated from time to time pursuant to the provisions of Article XI.

     SECTION 3.04   RELOCATION.

     The Landlord shall have the right from time to time during the Term, at the Landlord's expense, to relocate the Tenant's Premises from its present location within the Building to another location within the Building having at least the same floor area, provided that the Landlord gives the Tenant written notice of the Landlord's intention to do so at least 60 days before undertaking such relocation. In such event, the Landlord shall, at the Landlord's expense, install within the Premises as so relocated improvements of the same quality and quantity as those made by the Tenant or the Landlord to the Premises, and on the completion of such installation shall cause the Tenant's machinery, furniture, fixtures and equipment within the Premises to be moved to the Premises as so relocated. Upon the completion of such relocation, this Lease shall automatically cease to cover the space constituting the Premises immediately before such relocation, and shall automatically thereafter cover the space to which the Premises have been relocated, as aforesaid, all on the same terms and subject to the same conditions as those set forth in the provisions of this

Lease as in effect immediately before such relocation, and all without the necessity of further action by either party hereto. Also, the Base Rent shall be adjusted on the basis of the per square foot rates otherwise in effect, and the Tenant's Proportionate Share of Real Estate Taxes and Operating Expenses shall be proportionately adjusted, to reflect any difference between the size of the Premises prior to relocation and that after relocation. Each party hereto shall, promptly upon its receipt of a written request therefor from the other, enter into such amendment of this Lease as the requesting party considers reasonably necessary to confirm such relocation.

                   ARTICLE IV - INSURANCE AND INDEMNIFICATION

     SECTION 4.01   TENANT'S INSURANCE.

     The Tenant shall procure and maintain, at its expense and throughout the Term, the following insurance:

          (a) General public liability insurance against loss or liability in connection with bodily injury, death, property damage or destruction occurring within the Premises or arising out of the use thereof by the Tenant or its agents, employees, invitees and licensees, having such limits as are reasonably required by the Landlord from time to time, but in any event not less than (i) $1,000,000 for bodily injury to or death of any one person during any one occurrence, (ii) $2,000,000 for bodily injury to or death of all persons in any one occurrence, and (iii) $500,000 for property damage or destruction during any one occurrence;

          (b) Contractual liability insurance covering all contractual indemnities by Tenant contained in this Lease;

          (c) All-risk casualty insurance covering all alterations and improvements to the Premises (regardless of ownership) and all furniture, equipment and fixtures of the Tenant in the Premises up to the replacement value of such property. Each liability policy shall name the Tenant, the Landlord, and the Landlord's managing agent (and, at the Landlord's request, any mortgagee) as the insureds thereunder. Each liability, property, and other policy shall (i) by its terms, not be cancelable without at least 30 days' prior written notice to the Landlord (and, at the Landlord's request, any mortgagee), and (ii) be issued by an insurer of recognized responsibility licensed to issue such policy in the state in which the premises are located and having a Best's rating of A- or better. At least 5 days before the Commencement Date, Tenant shall deliver to the Landlord a copy or certificate of each such policy. At least 30 days before any such policy expires, Tenant shall deliver to the Landlord a certificate of renewal or replacement therefor.

     SECTION 4.02   LANDLORD'S INSURANCE.

     The Landlord shall maintain throughout the Term all-risk or fire and extended coverage insurance upon the Building in an amount of at least 80% of the replacement value thereof. The cost of the premiums for such insurance and of each endorsement thereto shall be deemed, for purposes of Section 2.03 hereof, to be a cost of operating and maintaining the Property.

     SECTION 4.03   WAIVER OF SUBROGATION.

     Landlord and Tenant agree that neither shall be liable to the other for loss or injury to the extent such loss or injury is required to be insured against hereunder. This agreement shall be binding whether or not such loss or injury is caused by negligence of either party or their contractors, agents, employees, invitees or licensees. Each party further agrees that each will cause its policies of insurance to contain a clause providing that the insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any person or entity for loss covered by such insurance.

     SECTION 4.04   INDEMNIFICATION.

     Tenant hereby agrees to indemnify and hold Landlord harmless from and against any cost, damage, claim, liability or expense (including attorney's fees) incurred by or claimed against Landlord, directly or indirectly, as a result of or in any way arising from Tenant's use and occupancy of the Premises or in any other manner which relates to the business of Tenant. The liability of Tenant to indemnify Landlord shall not extend to any matter against which Landlord shall be effectively protected by insurance, provided, however, that if any such liability exceeds the amount of effective and collectable insurance, said liability of Tenant shall apply to such excess. Furthermore, Tenant acknowledges that Landlord is not responsible for any theft, damage, or other loss, regardless of the reason or cause, to the equipment, appliances, furniture, or other personal property of the Tenant or Tenant's employees or customers occurring in or about the Premises.

                      ARTICLE V - IMPROVEMENTS TO PREMISES

     SECTION 5.01   INITIAL IMPROVEMENTS.

     SECTION 5.02   ACCEPTANCE.

     Except for latent defects or work to be performed by Landlord pursuant to Section 5.01 above but remaining incomplete, the Tenant shall for all purposes of this Lease be deemed to have accepted the Premises as is upon assuming occupancy thereof and to have acknowledged the Premises to be in the condition required hereunder.

     SECTION 5.03   TENANT'S ALTERATIONS.

     The Tenant shall not make any alteration, addition or improvement to the Premises, whether structural or nonstructural and including any signs or other items which may be visible from the exterior of the Premises, without the Landlord's prior written consent. Tenant shall provide such drawings, plans and specifications as are requested by Landlord in reviewing any such proposed improvements. If the Landlord consents to any such proposed alteration, addition or improvement, it shall be made at the Tenant's sole expense (and the Tenant shall hold the Landlord harmless from any cost incurred on account thereof), and at such time and in such manner as to not unreasonably interfere with the use and enjoyment of the remainder of the

Property by any other tenant or other person. All such alterations and improvements shall comply in all respects with any and all applicable federal, state and local laws, ordinances and regulations, including but not limited to the Americans With Disabilities Act and regulations promulgated thereunder. Furthermore, Tenant shall indemnify Landlord from all damages, losses or liability arising from such alterations or improvements or the construction thereof by Tenant or by any other party other than Landlord.

     SECTION 5.4 MECHANICS' LIENS.

     The Tenant shall (a) immediately bond or have released any mechanics', materialman's or other lien filed or claimed against any or all of the Premises, the Building, or any other property owned or leased by the Landlord by reason of labor or materials provided for the Tenant or any of its contractors or subcontractors, or otherwise arising out of the Tenant's use or occupancy of the Premises, and (b) defend, indemnify and hold harmless the Landlord against and from any and all liability or expense (including but not limited to attorneys' fees) incurred by the Landlord on account of any such lien or claim.

     SECTION 5.05 FIXTURES.

     Any and all improvements, repairs, alterations or other property attached to, used in connection with or otherwise installed within the Premises by the Landlord or the Tenant shall, immediately on the completion of their installation, become the Landlord's property without payment therefor by the Landlord, except that any furniture, appliances and office equipment installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises or any of the remainder of the Building or the Property) shall remain the Tenant's property.

                       ARTICLE VI - MAINTENANCE AND SERVICES

     SECTION 6.01 ORDINARY SERVICES.

     During the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays (except federal holidays) in the appropriate seasons of the year, Landlord shall provide heating and air-conditioning to the Premises for the comfortable use and occupancy of the Premises. In addition, Landlord shall provide (a) electricity and water suitable for the use of the Premises in accordance with the provisions of Section 3.01, (b) automatic elevator service within the Building, and (c) janitorial service and trash removal service.

     SECTION 6.02 EXTRAORDINARY SERVICES.

     The Landlord shall not be obligated to provide to or for the benefit of the Premises any of the services referred to in the provisions of Section
6.01 above other than during the hours referred to therein. If the Tenant requests such services to be continued during extended hours, Tenant shall pay to the Landlord as Additional Rent the amount from time to time charged by the Landlord for such extended service, such amount to be calculated as a function of the costs to provide such services during extended hours and the number of tenants sharing same at the time requested.

     SECTION 6.03 EXCESSIVE USE.

     The Tenant shall not, without first obtaining the Landlord's written consent thereto, install within the Premises any electrical machinery, appliances or equipment (including, by way of example rather than of limitation, any electrical heating, cooking, water-heating or refrigeration equipment, kitchen equipment, photocopying equipment, electronic data processing machinery, reproduction equipment or punch-card machinery) which uses electrical current in excess of that which is standard for the Building, and Tenant shall pay as Additional Rent the additional expense incurred by the Landlord as a result of any of the foregoing, including that resulting from any installation of such equipment. In the event Landlord determines Tenant is consuming a disproportionate amount of electricity or other utilities at the Premises in relation to other tenants, and regardless of whether such determination is reached by surveys, submetering, or other methods, Landlord may, at its option, either (a) install at Tenant's expense a submeter gauging consumption of the respective utility at the Premises, in which case Tenant shall arrange to pay such utility directly to the supplier, or (b) require that Tenant pay Landlord monthly, as Additional

Rent, the cost of such additional electricity or other utilities, which cost shall be estimated on a monthly basis by the Landlord using its reasonable discretion.

     SECTION 6.04 MAINTENANCE BY TENANT.

     The Tenant shall at all times maintain the interior of the Premises in good, clean and safe repair and condition, ordinary wear and tear excepted.

     SECTION 6.05 MAINTENANCE BY LANDLORD.

     The Landlord shall furnish, supply and maintain in good order and repair
(a) the roof and other structural portions of the exterior of the Building,
(b) all hallways, stairways, lobbies, elevators, heating and air-conditioning facilities and restroom facilities, (c) all standard interior light fixtures and bulbs, including that within the Premises, and (d) all other common areas.

     SECTION 6.06 INTERRUPTION.

     The Landlord shall have no liability to the Tenant on account of any failure, modification or interruption of electricity, water or other utility or HVAC or other service, but in the event of interruption Landlord shall take reasonable steps to provide for the resumption of such service to the extent the same is within Landlord's control.

                        ARTICLE VII - RIGHT OF ENTRY

     SECTION 7.01 RIGHT OF ENTRY.

     Landlord and its agents and contractors shall be entitled to enter the Premises at any time (a) to inspect the Premises, (b) to exhibit the Premises to any existing or prospective purchaser, tenant or mortgagee thereof, (c) to make any alteration, improvement or repair to the Building or the Premises, or (d) for any other purpose relating to the operation or maintenance of the Property, all provided that the Landlord shall (1) give the Tenant at least 24 hours' prior notice of its intention to enter the Premises (unless doing so is impractical or unreasonable because of emergency), and (2) use reasonable efforts to avoid interfering with the Tenant's use and enjoyment thereof.

                        ARTICLE VIII - CASUALTIES

     SECTION 8.01 GENERAL.

     If the Premises are damaged by fire or other casualty during the Term, then the following shall apply:

     (A) The Landlord shall restore the Premises with reasonable promptness, taking into account the time required by the Landlord to effect a settlement with, and to procure any insurance proceeds from, any insurer against such casualty, to substantially the same condition as existed immediately before such casualty. Landlord may temporarily enter and possess any or all of the Premises for such purpose. The Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture or other property owned or installed by the Tenant.

     (B) The times for commencement and completion of any such restoration shall be extended for the period of any delay arising due to force majeure causes beyond the Landlord's control. If the Landlord undertakes to restore the Premises and such restoration is not accomplished within 180 days plus the period of any extension for force majeure as aforesaid, the Tenant may terminate this lease by giving written notice thereof to the Landlord within 30 days after the expiration of such period as so extended.

     (C) From the time of such casualty to the completion of restoration as described above, Tenant's rental obligations shall be abated proportionately from that portion of the Premises which is rendered untenantable as a result of the casualty.

     SECTION 8.02 SUBSTANTIAL DESTRUCTION.

     Anything contained in the foregoing provisions of this section to the contrary notwithstanding:

     (A) If during the Term the Building is so damaged by fire or other casualty that (a) either the Premises or the Building are rendered substantially unfit for occupancy, as reasonably determined by the Landlord, or (b) the Building is damaged to the extent that the Landlord elects to demolish the Building, or if any mortgagee or lender requires that any or all of the insurance proceeds issued on account thereof be used to retire any or all of the debt secured by mortgage, then in any such case the Landlord may elect to terminate this Lease as of the date of such casualty by giving written notice thereof to the Tenant within 60 days after such date; and

     (B) In such event, (1) the Tenant shall pay to the Landlord the Base Rent and any Additional Rent payable by the Tenant hereunder and accrued through the date of such casualty, (2) the Landlord shall repay to the Tenant any and all prepaid Rent for periods beyond such casualty, and (3) the Landlord may enter upon and repossess the Premises without further notice.

     SECTION 8.03 TENANT'S NEGLIGENCE.

     Anything contained in any provision of this Lease to the contrary notwithstanding, if any such damage to the Premises, the Building or Property are caused by or result from the negligent or intentional act or omission of the Tenant or any of its employees, contractors, agents, invitees or licensees, then (a) the Rent shall not be abated or apportioned as aforesaid, and (b) the Tenant shall pay to the Landlord upon demand, as Additional Rent, the cost of (i) any repairs and restoration made or to be made as a result of such damage, or (ii) (if the Landlord elects not to restore the Building) any damage or loss which the Landlord incurs as a result of such damage, except if and to the extent that the Tenant is released from liability therefor pursuant to the provisions of Section 4.03 hereof.

                      ARTICLE IX - CONDEMNATION

    SECTION 9.01 RIGHT TO AWARD.

     If any or all of the Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which a "Condemnation"), the Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award or consideration for such conveyance, without deduction therefrom for any leasehold or other estate held by the Tenant under this Lease. The Landlord shall be entitled to conduct any condemnation proceeding and any settlement connected therewith free of interference from the Tenant, and the Tenant hereby waives any right which it has to participate therein. However, the Tenant may seek, in a separate proceeding, a separate award on account of any damages or costs incurred by the Tenant as a result of any such Condemnation, so long as such separate award in no way diminishes any award or payment which the Landlord would otherwise receive as a result of such Condemnation.

     SECTION 9.02 EFFECT OF CONDEMNATION.

     If (a) all of the Premises are covered by a Condemnation, or (b) any part of the Premises is covered by a Condemnation and the remainder is insufficient for the reasonable operation of the Tenant's business, or (c) any of the Building is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to restore the remainder thereof, or (d) any of the rest of the Property is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to continue to operate the remainder of the Property thereafter, then, in any such event, the Term shall terminate on the date on which possession of the property covered by such Condemnation is taken by the condemning authority thereunder, and all Rent (including any Additional Rent and other charges payable hereunder) shall be apportioned and paid to such date. If there is a Condemnation and the Term does not terminate pursuant to the foregoing provisions of this subsection, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Base Rent shall be reduced in proportion to the square footage of floor area, if any, of the Premises covered by such Condemnation.

     SECTION 9.03 INTERRUPTION.

     If there is a Condemnation, the Landlord shall have no liability to the Tenant on account of any (a) interruption of the Tenant's business upon the Premises, (b) diminution in the Tenant's ability to use the Premises, or (c) other injury or damage sustained by the Tenant as a result of such Condemnation.

                   ARTICLE X - ASSIGNMENT AND SUBLETTING

     SECTION 10.01 CONSENT.

     Tenant agrees to not (a) assign any of its rights under this Lease or (b) make or permit any sublease, license, mortgage, pledge or other transfer of any part of the Premises (any of the foregoing in (a) or (b) hereinafter referred to as a "Transfer"), without first obtaining the Landlord's written consent thereto, which consent may be given or withheld by the Landlord in its sole and absolute subjective discretion. If consent to any one Transfer is given, such consent shall not extend to any subsequent Transfer. The Landlord shall be entitled, at its sole discretion, to condition any such consent upon the entry by such person into an agreement with (and in form and substance satisfactory to) the Landlord, by which it assumes all of the Tenant's obligations hereunder. Any person to whom any Transfer is attempted without such consent shall have no claim, right or remedy whatsoever hereunder against the Landlord, and the Landlord shall have no duty to recognize any person claiming under or through such Transfer. The sale, assignment or other transfer of a controlling interest in the ownership of Tenant (if a corporation), the sale, assignment or other transfer of any general partnership interest in Tenant (if a partnership), the sale of substantially all of Tenant's assets, and the merger of Tenant into another organization, after which merger Tenant shall not be the surviving corporation or partnership, shall each be considered a Transfer for the purposes of this Lease.

     SECTION 10.02 NO RELEASE.

     No such Transfer or other action taken with or without the Landlord's consent shall in any way relieve or release the Tenant from full liability for the timely performance of all of the Tenant's obligations under this Lease.

     SECTION 10.03 EXCESS RENTS.

     In the event that Tenant effects a Transfer and at any time receives periodic rent and/or other consideration which exceeds that which Tenant is obligated to pay to Landlord hereunder, Tenant shall pay to Landlord all of such excess rent or other consideration promptly (but in no event later than 2 days) after receipt of such monies.

     SECTION 10.04 LANDLORD'S TRANSFERS.

     Landlord shall have the unrestricted right to assign or transfer this Lease to purchasers of the Building, to holders of mortgages or deeds of trust on the Building, or to any other party.

                     ARTICLE XI - RULES AND REGULATIONS

     SECTION 11.01 LANDLORD'S RULES.

     The Landlord shall have the right to impose and subsequently modify, from time to time and at its sole discretion, reasonable rules and regulations (hereinafter referred to as the "Rules and Regulations") having uniform applicability to all tenants of the Building (subject to the provisions of their respective leases) and governing their use and enjoyment of the Building and the remainder of the Property. The Tenant and its agents, employees, invitees and licensees shall comply with such Rules and Regulations. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit C.

                             ARTICLE XII - MORTGAGE LENDERS

     SECTION 12.01 SUBORDINATION.

     This Lease shall be subject and subordinate to the lien, operation and effect of each mortgage, deed of trust, ground lease and/or other similar instrument covering any or all of the Premises or the Property, and each renewal, modification or extension thereof (each of which referred to as a "Mortgage"), all automatically and without the necessity of any further action by either party hereto, provided, however, that in the event the beneficiary under any such Mortgage (referred to as a "Mortgagee") succeeds to the interest of Landlord hereunder through foreclosure or otherwise, such Mortgagee shall honor this Lease and not disturb Tenant in its possession of the Premises except upon an Event of Default (defined in Section 14.01 below). In addition, Tenant shall attorn to any such Mortgagee and agrees that such Mortgagee shall not be liable to Tenant for any defaults by Landlord under this Lease or for any other event occurring prior to such Mortgagee's succeeding to the interest of Landlord hereunder.

     SECTION 12.02 WRITTEN AGREEMENT.

     The Tenant shall, within 7 days after request by the Landlord or any Mortgagee, execute, acknowledge and deliver such further instrument as is requested by Landlord or any Mortgagee to acknowledge the rights of the parties described in Section 12.01 above and providing such other information and certifications as is reasonably requested. Any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining the Tenant's consent thereto, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation among the land records of the jurisdiction in which the Property is located.

     SECTION 12.03 ESTOPPEL CERTIFICATE.

     The Tenant shall from time to time, within 7 days after request by the Landlord or any Mortgagee, execute, acknowledge and deliver to the Landlord (or, at the Landlord's request, to any existing or prospective purchaser, assignee or Mortgagee) a written certification (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification, stating the nature of such modification), (b) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid, (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder, (d) that the Tenant has accepted possession of the Premises and all improvements thereto are as required hereunder, and the date on which the Term commenced, (e) as to whether, to the best knowledge, information and belief of the Tenant, the Landlord or the Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default), and (f) as to any other fact or condition reasonably requested by the Landlord or such other party. Any such certificate may be relied upon by the Landlord and any such other party to whom the certificate is directed.

                  ARTICLE XIII - ENVIRONMENTAL COVENANTS

     SECTION 13.01 PROHIBITIONS.

     Tenant agrees that Tenant, its employees, licensees, invitees, agents and contractors shall not use, manufacture, release, store or dispose of on, under or about the Premises any explosives, flammable substances, radioactive materials, asbestos in any form, paint containing lead, materials containing urea formaldehyde, polychlorinated biphenyls, or any other hazardous, toxic or dangerous substances, wastes or materials, whether having such characteristics in fact or defined as such under federal, state or local laws or regulations and any amendments thereto (all such materials and substances being hereinafter referred to as "Hazardous Materials") provided that Tenant may store products which are of a type customarily found in offices (such as toner for copiers and the like) in a safe and lawful manner and without contaminating the Premises or the environment.

     SECTION 13.02 INSPECTION.

     Landlord, in addition to its other rights under this Lease, may enter upon the Premises at any time for the purposes of inspecting to determine whether the Premises or the environment have become contaminated with Hazardous Materials. In the event Landlord discovers the existence of any such Hazardous Materials due to fault or other act of Tenant or its agents, employees, invitees or licensees, Tenant shall reimburse Landlord upon demand for the costs of such inspection, sampling and analysis.

     SECTION 13.03 INDEMNIFICATION.

     Without limiting the above, Tenant shall indemnify and hold harmless Landlord from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation attorneys' fees and the costs of any required or necessary repair, cleanup or detoxification, arising out of or in any way connected with the existence, use, manufacture, storage or disposal of Hazardous Materials by Tenant or its employees, agents, invitees, licensees or contractors on, under or about the Premises, the Building or the Property. The indemnity obligations of Tenant under this clause shall survive any termination of this Lease.

                   ARTICLE XIV - DEFAULTS AND REMEDIES

     SECTION 14.01 DEFAULTS.

     As used in the provisions of this Lease, each of the following events shall constitute, and is hereinafter referred to as, an "Event of Default".

     (A) If the Tenant fails to (1) pay any Rent or any other sum which it is obligated to pay by any provision of this Lease, when and as due and payable hereunder, or (2) perform any of its other obligations under the provisions of this Lease; or

    (B) If the Tenant or any guarantor of this Lease (1) applies for or consents to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (2) is subject to a petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (3) makes an assignment for the benefit of its creditors, (4) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, (5) performs any other act of bankruptcy, or (6) files an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding; or

    (C) If the Tenant fails to assume possession and occupancy of the Premises within 15 days after the Commencement Date, or if thereafter the Tenant vacates or abandons the Premises for more than 3 continuous days.

    SECTION 14.02 GRACE PERIOD.

    Anything contained in the provisions of this article to the contrary notwithstanding, on the occurrence of an Event of Default, the Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or applicable law unless and until:

    (A)  The Landlord has given written notice thereof to the Tenant, and

    (B) The Tenant has failed, (1) if such Event of Default consists of a failure to pay money, to pay all such money within 5 days after such notice, or (2) if such Event of Default consists of something other than a failure to pay money, to fully cure such Event of Default within 15 days after such notice or, if such Event of Default cannot be cured within 15 days and Tenant commences to cure same within 15 days, to fully cure such Event of Default within 30 days; all provided, that

    (C) No such notice shall be required, and the Tenant shall be entitled to no such grace period, (1) in any emergency situation in which the Landlord acts to cure such Event of Default pursuant to the provisions of Paragraph
(B) in Section 14.03 below, or (2) an Event of Default occurs more than twice during any 12 month period, or (3) if the Tenant has substantially terminated or is in the process of substantially terminating its continuous occupancy and use of the Premises, or (4) in the case of any Event of Default enumerated in the provisions of Paragraph (B) in Section 14.01 above.

    SECTION 14.03 REMEDIES.

    Upon the occurrence of any Event of Default, the Landlord may (subject to Section 14.02 above) take any or all of the following actions:

    (A) Sell at public or private sale all or any part of the fixtures, equipment, inventory and other property belonging to Tenant and in which the Tenant has granted a lien to Landlord under Section 14.05 below, at which sale Landlord shall have the right to become the purchaser upon being the highest bidder, and apply the proceeds of such sale, first, to the payment of all costs and expenses of seizing and storing such property and conducting the sale (including all attorneys' fees), second, toward the payment of any indebtedness, including (without limitation) that for Rent, which may be or may become due from Tenant to Landlord, and, third, to pay Tenant any surplus remaining after all indebtedness of Tenant to Landlord including expenses has been fully paid;

    (B) Perform on behalf of and at the expense of Tenant any obligation of Tenant under this Lease which Tenant has failed to perform, without prior notice to Tenant, the total cost of which by Landlord, together with interest thereon at the rate of 18% per annum from the date of such expenditure, shall be deemed Additional Rent and shall be payable by Tenant to Landlord upon demand;

    (C) With or without terminating this Lease and the tenancy created hereby, re-enter the Premises with or without court action or summary proceedings, remove Tenant and all other persons and property from the Premises, and store any such property in a public warehouse or elsewhere at the costs of and for the account of Tenant, all without resort to legal process and without Landlord being deemed guilty of trespass or liable for any loss or damage occasioned thereby;

    (D) With or without terminating this Lease, and from time to time, make such improvements, alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof upon such term or terms (which may be for a term extending beyond the term of this Lease) at such rental or rentals and upon such other terms and conditions (which may include concessions, free rent and/or improvements) as Landlord in its sole discretion may deem advisable; and, upon each such reletting, all rentals received by Landlord shall be applied, first, to the payment of any indebtedness other than Rent due hereunder from Tenant to

Landlord, second, to the payment of all costs and expenses of such reletting (including but not limited to brokerage fees, attorneys' fees and costs of improvements, alterations and repairs), third, to the payment of all Rent due and unpaid hereunder, and the balance, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder; and/or

    (E) Exercise any other legal or equitable right or remedy which it may have by law or otherwise.

         No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding that Landlord may have re-leased the Premises without termination, Landlord may at anytime thereafter elect to terminate this Lease for any previous default. If the Premises or any part thereof is re-leased, Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Premises or any failure by Landlord to collect any rent due upon such reletting. No action taken by the Landlord under the provisions of this section shall operate as a waiver of any right which the Landlord would otherwise have against the Tenant for the Rent hereby reserved or otherwise, and the Tenant shall at all times remain responsible to the Landlord for any loss and/or damage suffered by the Landlord by reason of any Event of Default.

    SECTION 14.04 DAMAGES.

    Upon any Event of Default, Tenant shall remain liable to the Landlord for the following amounts: (a) any Rent of any kind whatsoever which may have become due with respect to the period in the Term which has already expired,
(b) all Rent which becomes due during the remainder of the Term, (c) all costs, fees and expenses incurred by Landlord in leasing the Premises to others from time to time, including but not limited to leasing commissions, construction and other build-out costs, design and permitting costs and the like, and (d) all costs, fees and expenses incurred by Landlord in pursuit of its remedies hereunder, including but not limited to attorneys' fees and court costs. All such amounts shall be due and payable immediately upon demand by Landlord and shall bear interest at 18% per annum until paid. Furthermore, at Landlord's option, Tenant shall be obligated to pay, in lieu of item (b) above in this Section 14.04, an amount (the "Substitute Amount") which is equal to the present value of all Rent which would become due during the remainder of the Term, including all Additional Rent which shall be deemed to continue and increase over such remainder of the Term at the average rate of increase occurring over the then-expired portion of the Term, with such present value to be determined by discounting at an annual rate of interest which is equal to 5%. Provided that the Substitute Amount is actually paid in full to Landlord and the Premises are surrendered by Tenant, Landlord shall affirmatively list the Premises with its broker as available for lease (to the extent Landlord's contract with such broker does not already apply to all vacant space at the Building), and Tenant shall receive a reduction and reimbursement of all such amounts which is equal to the amount of any rent actually received from others to whom the Premises may be rented during the remainder of the original Term. Tenant and Landlord acknowledge and agree that payment to Landlord of the foregoing Substitute Amount, together with the corresponding reduction by reimbursement to Tenant of any rent paid by substitute tenants, are a reasonable forecast of the actual damages which will be suffered by Landlord in case of an Event of Default by Tenant, which actual damages are otherwise difficult or impossible to ascertain, and therefore such payment and reimbursement together constitute liquidated damages and not a penalty. Any suit or action brought by Landlord to collect any such liquidated damages shall not in any manner prejudice any other rights or remedies of Landlord hereunder.

    SECTION 14.05 LANDLORD'S LIEN.

    Tenant hereby grants to Landlord an express first and prior contract lien and security interest on all fixtures, equipment, inventory and other property which may be placed in the Premises or affixed or attached thereto and also upon all proceeds of any insurance which may be issued on account of damage to any such property. All exemption laws are hereby waived in favor of said lien and security interest benefiting Landlord. This lien and security interest is given in addition to any statutory lien benefiting Landlord and shall be cumulative thereto or alternative thereto as elected by Landlord at any time. If requested by Landlord, Tenant shall execute, deliver to Landlord and/or file at Tenant's expense with the public records Uniform Commercial Code financing statements in sufficient form to perfect the security interest hereby given.

Landlord shall, in addition to all of its rights under the Lease, also have all of the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Premises are located.

    SECTION 14.06 WAIVER OF JURY TRIAL.

    All parties hereto, both the Landlord and Tenant as principals and any guarantors, hereby release and waive any and all rights provided by law to a trial by jury in any court or other legal proceeding initiated to enforce the terms of this Lease, involving any such parties, or connected in any other manner with this Lease.

                          ARTICLE XV - QUIET ENJOYMENT

    SECTION 15.01 COVENANT.

    Landlord hereby covenants that the Tenant, on paying the Rent and performing the covenants set forth herein, shall peaceably and quietly hold and enjoy throughout the Term the Premises and such rights as the Tenant may hold hereunder with respect to the remainder of the Property.

                            ARTICLE XVI - NOTICES

    SECTION 16.01 NOTICES.

    Any notice, demand or other communication to be provided hereunder to a party hereto shall be (a) in writing, (b) deemed to have been given (i) three
(3) days after being sent in the United States mails, postage prepaid, (ii) one day after being sent by overnight courier, or (iii) immediately upon its actual delivery, and (c) addressed to the Premises if directed to the Tenant, or addressed in c/o Colliers Pinkard, 100 Light Street, Suite 1400, Baltimore, Maryland 21202 if directed to the Landlord.

                           ARTICLE XVII - GENERAL

    SECTION 17.01 ENTIRE AGREEMENT.

    This Lease represents the entire agreement between the parties hereto as to the subject matter hereof and supersedes all prior written or oral negotiations, representations, warranties, statements or agreements between the parties hereto as to the same.

    SECTION 17.02 AMENDMENT.

    This Lease may be amended by and only by a written instrument executed and delivered by each party hereto.

    SECTION 17.03 APPLICABLE LAW.

    This Lease shall be given effect and construed by application of the law of the state in which the Property is located.

    SECTION 17.04 WAIVER.

    The Landlord shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing, and no delay or omission by the Landlord in exercising any such right shall be deemed to be a waiver of its future exercise. No such waiver as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance or any other such right.

    SECTION 17.05 TIME OF ESSENCE.

    Time shall be of the essence of this Lease.

    SECTION 17.06 HEADINGS.

    The headings of the articles, subsections, paragraphs and subparagraphs hereof are provided herein only for convenience of reference and shall not be considered in construing their contents.

    SECTION 17.07 SEVERABILITY.

    No determination by any court, governmental body or otherwise that any provision of this lease or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of any other such provision or such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

    SECTION 17.08 SUCCESSORS AND ASSIGNS.

    This Lease shall be fully binding upon the parties hereto and each of their respective successors and assigns. Whenever two or more parties constitute the Tenant, all such parties shall be jointly and severally liable for performing the Tenant's obligations hereunder.

    SECTION 17.09 COMMISSIONS.

    Each party hereto represents and warrants to the other that in connection with the leasing of the Premises hereunder, the party so representing and warranting has not dealt with any real estate broker, agent or finder, except for W.C. Pinkard & Co., Inc. d/b/a Colliers Pinkard (the "Broker"). Each party hereto shall indemnify the other against any inaccuracy in such party's representation. Landlord hereby agrees that it shall pay a commission to the Broker according to a separate agreement. The parties acknowledge and agree that the Broker shall be a third party beneficiary of the foregoing covenants.

    SECTION 17.10 RECORDATION.

    This Lease may not be recorded among the land records or among any other public records, without the Landlord's prior written consent.

    SECTION 17.11 PERPETUITIES.

    If the rule against perpetuities would invalidate this Lease or any portion hereof, or would limit the time during which this Lease shall be effective, due to the potential failure of an interest in property created herein to vest within a particular time, then notwithstanding anything to the contrary herein, each such interest in property must vest, if at all, before the passing of 21 years from the date of this Lease, or this Lease shall become null and void upon the expiration of such 21 year period and the parties shall have no further liability hereunder.

    SECTION 17.12 LIABILITY LIMITATION.

    Neither Landlord nor any trustee, director, officer, employee, representative, asset manager, investment advisor or agent of Landlord, nor any of their respective successors and assigns, shall be personally liable in any connection with this Lease, and Tenant shall resort solely to the Building for the payment to Tenant of any claim or for any performance by Landlord hereunder.

    SECTION 17.13 REPRESENTATIONS AND WARRANTIES OF TENANT.

    Tenant represents and warrants to the Landlord that it is duly organized and validly existing under the laws of the State of and qualified to transact business in the State of Maryland; that the name and address of its resident agent in the State of Maryland are: ; that this Lease was duly approved by the Tenant's board of directors, officers, or other required parties, and is binding upon and enforceable against Tenant in accordance with its terms.

    SECTION 17.14 EXHIBITS.

    Each exhibit, addendum or other attachment hereto is hereby made a part of this Lease having the full force of all other provisions herein.

    IN WITNESS WHEREOF, each party hereto has executed this Lease under seal on the day and year written first above.


WITNESS:                                  LANDLORD: RIGGS DISTLER & CO., INC.

/s/ Michael A. DiVenti                    By:  /s/ L. M. Shawker      (SEAL)
--------------------------------             -------------------------------
                                             Name:   L. M. SHAWKER
                                                   -------------------------
                                             TITLE:  TREASURER
                                                   -------------------------


WITNESS                                   TENANT: IMTEK CO., INC.


 /s/ Mark Massoni                         By:   /s/ R. W. Howen       (SEAL)
--------------------------------              ------------------------------
 MARK MASSONI                                 Name:  R.W. HOWEN
                                                    ------------------------
                                              Title: V.P.
                                                    ------------------------

                                      EXHIBIT A
                                FLOOR PLAN OF PREMISES

                                      EXHIBIT B
                              SPACE PLAN OF THE PREMISES

                                    EXHIBIT C                    PAGE 1 OF 2
                                RULES AND REGULATIONS

     1. Neither the whole nor any part of the sidewalks, plaza areas, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the premises of such tenant.
     2. No awning, canopy, sign or other projection shall be attached to the outside walls or windows of the Building without Landlord's prior written consent. No curtain, blind, shade, or screen (other than those furnished by Landlord as building standard) shall be attached to, hung in or used in connection with any window or door of the premises of any tenant.
     3. No tenant shall mark, paint, drill/nail into, or in any way deface any part of the Building or its premises. No boring, cutting, or stringing of wires shall be permitted.
     4. No tenant shall make, or permit to be made, any unseemly or disturbing noises (whether by the use of any musical instrument, radio, television or other audio device) or allow any unsavory odors to emanate from its space, nor shall any tenant annoy, disturb or interfere with other tenants or occupants of the Building or neighboring buildings.
     5. No change shall be made in door locks without Landlord's prior written consent. Each tenant must upon the termination of its tenancy restore to Landlord all keys and card keys to building, offices and toilet rooms either furnished to, or otherwise procured by, such tenant. In the event of the loss of any keys during the Term, Tenant shall pay Landlord the reasonable cost of replacement keys, and/or replacement locks.
     6. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, including, without limitation, the right to exclude from the Building, except during the hours the Building is open to the public, all persons who do not present suitable identification satisfactory to Landlord.
     7. Each tenant, before closing and leaving its premises at any time, shall see that all entrance doors are locked and that all electrical appliances are turned off. Suite and entrance doors shall remain closed at all times.
     8. No premises shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.
     9.   Canvassing soliciting and peddling in the Building are prohibited.


                                   [Illegible Copy]

                                                          EXHIBIT C, PAGE 2 OF 2
     13. No vending machines shall be permitted to be placed or installed in any part of the Building or premises by any tenant without the prior written consent of Landlord. Landlord reserves the right to place or install vending machines in any of the common areas of the Building.
     14. No plumbing or electrical fixtures shall be installed by any tenant without the prior written consent of Landlord.
     15. Bicycles, motorcycles or any other type of vehicle shall not be brought into the lobby or elevators of the Building or into the premises of any tenant.
     16. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any services on or to the premises for tenant, to Landlord for Landlord's approval and supervision before performance of any service. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices and attachments and any installation of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. Such approval, if given, shall in no way make Landlord a party to any contract between tenant and any such contractor, and Landlord shall have no liability therefor.
     17. No trash or other objects shall be placed in the public corridors or sidewalks of the Building.
     18. Landlord does not clean or maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc.
     19. Landlord reserves the right, at any time and from time to time, to rescind, alter, or waive, in whole or in part, or to add to any of these Rules and Regulations when it is deemed necessary, desirable or proper, in Landlord's judgment, for its best interest or for the best interests of all tenants.

     20.   LANDLORDS'S ENVIRONMENTAL CLAUSE

          (a) Tenant shall not cause, allow or permit the escape, disposal or release of toxic or hazardous substances or materials, including those which are biologically active or chemically active, which shall include, but not be limited to, those substances listed in the Environmental Statutes, as defined below, polychlorinated biphenyls ("PCB's"), asbestos and materials containing PCB's and asbestos (hereinafter collectively "Hazardous Materials"), in around or from the Premises. Tenant shall not store, use or allow the storage or use of

                                   [Illegible Copy]

                                      EXHIBIT D

                               LEASE TERMINATION NOTICE


In the event the Landlord is successful in procuring a tenant to lease the entire facility, or procure a buyer for the purchase of the property, Landlord reserves the right to terminate this Lease with six (6) months prior written notice, to tenant.

                                     EXHIBIT E

                            LANDLORD'S PERSONAL PROPERTY
                               (ATTACHMENT TO LEASE)


     The following items have been included in the Lease for Tenant's use while the Lease is in effect:


BOARD ROOM:

          The following items are in excellent condition with no damage such as stains, scratches or watermarks:

               * 12 Board Room Arm Chairs (Light Oak with Fabric)

               * 1  12' x 3 1/2' (Approx.) Light Oak Board Room Conference Table
               * 3  2' x 3' Light Oak Cabinets

KITCHEN:

               * Various Appliances                * 7   3' x 3' Tables
               * Sony 19" Color TV                 * 28  Plastic/Metal Chairs
               * Magnavox VCR

GENERAL:

               * Various Fire Extinguishers throughout the 1st floor.

               * Offer Workstations/Cubicles

               * Coffee Machine

                         SCHEDULE OF KEYS GIVEN TO LEASEE:


The following 4 sets of keys turned over to Leasee on 11/14/97

MARKING ON KEYS:
---------------
      D               Loading Dock Door (Entrance/Exit)
                      - WHEN DISARMING/ARMING ALARM SYSTEM

      O               Outside Double Doors to Building

      F               Inside Front Double Doors to Building (Foyer)

      L               Inside Lobby Door to First Floor Offices

      C               First Floor Computer Room

      M               Mail Room (Behind Reception Area)

      K               Kitchen (Into Office Area)

                                     EXHIBIT D

                              LEASE TERMINATION NOTICE



In the event the Landlord is sucessful in procuring a tenant to lease the entire facility, or procure a buyer for the purchase of the property, Landlord reserves the right to terminate this Lease with six (6) months prior written notice, to tenant.

                               OFFICE LEASE AMENDMENT


     THIS OFFICE LEASE AMENDMENT, executed this 6th day of January, 1998, changes the name of the tenant from Imtek Co., Inc. to Imtek Office Solutions, Inc. and shall include all related entities (such as, but not limited to, Imtek Funding Corporation, Beneficial Assistance, Inc., and Imtek Corporation) and other related entities created in the future.

     These changes are incorporated by reference into the lease dated
November 7, 1997 between Riggs Distler and Imtek for the office rental located at 2111 Van Deman Street - Baltimore, Maryland 21224.




WITNESS:                                LANDLORD: RIGGS DISTLER & CO., INC.


/s/ Michael A. DiVenti                  By: /s/ L.M. Shawker
-----------------------------------        ------------------------------

                                             Name: L.M. SHAWKER
                                                  -----------------------

                                             Title: TREASURER
                                                   ----------------------


WITNESS:                                TENANT: IMTEK OFFICE SOLUTIONS, INC.

/s/ Richard F. Hirsch                   By: /s/ Brad C. Thompson, CFO
-----------------------------------        ------------------------------

                                             Name: BRADLEY C. THOMPSON
                                                  -----------------------

                                             Title: CFO
                                                   ----------------------